UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2003

Grant Prideco, Inc.

(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	001-15423 (Commission File No.)	76-0312499 (I.R.S. Employer Identification No.)

1330 Post Oak Blvd., Suite 2700 (Address of Principal Executive Offices)		77056 (Zip Code)

Registrant’s telephone number, including area code: (832) 681-8000

Item 9.Regulation FD Disclosure

     On February 5, 2004, Grant Prideco made a presentation to investors that is attached as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GRANT PRIDECO, INC.
Date: February 5, 2004	/s/ Philip A. Choyce
Philip A. Choyce
Vice President and General Counsel

Exhibit Index

Exhibit Number	Description
99.1	Investor Presentation.